SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2007
WINSTON HOTELS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-23732	56-1872141

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina 27608
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (919) 510-6010
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On March 2, 2007, Winston Hotels, Inc. (the “Company” or “Winston”) issued a press release announcing completion of the sale of its junior participation interest in the Lady Luck loan and declaration of a $0.50 per share cash dividend on its Series B Cumulative Preferred Stock for the first quarter of 2007. The press release, a copy of which is filed as Exhibit 99.1 hereto, is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
     99.1 — Press release, dated March 2, 2007
Additional Information and Where to Find It
     In connection with this proposed transaction, Winston will file a proxy statement (the “Merger Proxy Statement”) with the United States Securities and Exchange Commission (“SEC”). Investors are urged to carefully read the Merger Proxy Statement and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors will be able to obtain the Merger Proxy Statement and all other relevant documents filed by Winston with the SEC free of charge at the SEC’s Web site www.sec.gov or from Winston Investor Relations at 2626 Glenwood Avenue, Suite 200, Raleigh, North Carolina 27608, telephone (919) 510-6010.
Participants in the Solicitation
     The respective directors, executive officers and other members of management and employees of Parent and Winston may be deemed to be participants in the solicitation of proxies from the stockholders of Winston in favor of the Merger. Information about Winston and its directors and executive officers, and their ownership of Winston securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Winston, which was filed with the SEC on March 17, 2006, and Winston’s Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC on March 14, 2006. Additional information regarding the interests of those persons may be obtained by reading the Merger Proxy Statement when it becomes available.
Cautionary Statement Regarding Forward-Looking Statements
     This document may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements describe, among other things, the beliefs, expectations, plans and strategies of Parent, Winston and the combined entity that are not based on historical facts. These forward-looking statements concern and are based upon, among other things, the prospective merger of Winston and MergerCo. Forward-looking statements include any statement that includes words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Expected results may not be achieved, and actual results may differ materially from expectations. This may be caused by various factors, including, but not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the outcome of any legal proceedings that may be instituted against Winston and others following announcement of the merger agreement; (iii) the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (v) the ability to recognize the benefits of the merger; and (vi) the amount of the costs, fees, expenses and charges related to the merger. Although Winston believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. For a further discussion of these and other factors that could impact Winston’s future results, performance, achievements or transactions, see the documents filed by Winston from time to time with the Securities and Exchange Commission, and in particular the section titled, “Item 1A. — Risk Factors” in Winston’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 14, 2006. Neither Parent nor Winston assumes any obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ from those projected in any forward-looking statements.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC. (Registrant)

Date: March 2, 2007	By:	/s/ Joseph V. Green

Joseph V. Green President and Chief Financial Officer

EXHIBIT INDEX
99.1 — Press release, dated March 2, 2007